UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2024

REPUBLIC FIRST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                            ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported, On April 26, 2024, Republic First Bank, d/b/a Republic Bank (the “Bank”), the former bank subsidiary of Republic First Bancorp, Inc. (the “Company”), was closed by the Pennsylvania Department of Banking and Securities, and the Federal Deposit Insurance Corporation was appointed as receiver.

On August 27, 2024, the Company filed a voluntary petition in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the “Bankruptcy Court”) for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), thereby commencing a case under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Case”).

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The appointment and filing constitute events of default under, or otherwise triggered repayment obligations with respect to, the Indenture, dated as of December 27, 2006, between the Company and Wilmington Trust Company, as trustee, and the Indenture, dated as of June 28, 2007, between the Company and Wilmington Trust Company, as trustee (collectively, the “Indentures”). Actions to enforce the payment obligations under the Indentures, the debt securities issued pursuant thereto and the related guaranty agreements entered into by the Company in connection therewith are stayed as a result of the filing of the Chapter 11 Case.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2024, Thomas X. Geisel resigned from his position as Chief Executive Officer of the Company, and Michael Harrington resigned from his position as Chief Financial Officer of the company.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case, including but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Expert Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: September 5, 2024	By:	/s/ Brian F. Doran
		Name:	Brian F. Doran
		Title:	Executive Vice President and General Counsel